Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

6. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	December 31, 2019	December 31, 2020
Machineries and equipment	$73,535	$123,889
Buildings	37,479	39,988
Leasehold improvements	22,571	26,627
Fixtures and electronic equipment	7,459	9,086
Motor vehicles	4,641	8,073
Total	145,685	207,663
Less: accumulated depreciation	(46,243)	(67,043)
Construction in progress	91,881	57,397
Property, plant and equipment, net	$191,323	$198,017

The Group recorded depreciation expenses of $12,180, $14,676 and $16,097 for the years ended December 31, 2018, 2019 and 2020, respectively. $1,239, $2,908 and $567 impairment losses were recognized for the years ended December 31, 2018, 2019 and 2020, respectively, primarily related to the obsolete machineries and equipment as a result of technology development or product upgrade.